PIMCO ETF Trust
Supplement Dated June 16, 2026, to the
Actively Managed Exchange-Traded Funds Prospectus dated October 31, 2025, as supplemented from time to time (the “Prospectus”)
Disclosure Related to the PIMCO Commodity Strategy Active Exchange-Traded Fund (the “Fund”)
Effective immediately, the description of the Bloomberg Commodity Index Total Return in the “Performance Information” section of the Prospectus for the Fund is deleted and replaced with the following:
The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized, with the return on such collateral based on the Secured Overnight Financing Rate (SOFR).
Investors Should Retain This Supplement for Future Reference
ETF_SUPP1_061626